Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Opendoor Technologies Inc. (the “Company”) for the period ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Kaz Nejatian, Chief Executive Officer of the Company, and Christy Schwartz, Chief Financial Officer of the Company, each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 19, 2026	By:	/s/ Kaz Nejatian
Kaz Nejatian
Chief Executive Officer
(Principal Executive Officer)

Date:	February 19, 2026	By:	/s/ Christy Schwartz
Christy Schwartz
Chief Financial Officer
(Principal Financial and Accounting Officer)